CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")
Supplement dated November 12, 1997 to the Prospectus dated December 31,
1996

	On November 3, 1997 the Trust's Board of Trustees approved the following:

  The hiring of Montgomery Asset Management, LLC ("Montgomery") as an additional investment adviser to Small Capitalization Growth Investments ("Small Cap Growth Portfolio"). The Consulting Group, a division of Smith Barney Mutual Funds Management Inc. ("SBMFM"), the Trust's Investment Manager, recommended the hiring of an additional active manager due to the rapid growth in assets experienced by the Small Cap Growth Portfolio in 1997. The hiring of Montgomery resulted in the entering into of an investment advisory agreement dated as of November 7, 1997, between SBMFM and Montgomery. Under the terms of the agreement, Montgomery will be receiving 0.50% for its services, a fee that is computed daily and paid monthly based on the value of the average net assets of the Small Cap Growth Portfolio allocated to Montgomery. Montgomery, located in San Francisco, California, is a subsidiary of Commerzbank AG. Montgomery was founded in 1990 and currently manages $8.9 billion in assets. Shareholders of the Small Cap Growth Portfolio will soon receive an information statement regarding Montgomery.

  An amendment to the Trust's investment policies to permit each Portfolio to invest in Real Estate Investment Trusts ("REITS"). REITs are entities which either own properties or make construction or mortgage loans. Equity trusts own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust can make construction, development or long-term mortgage loans, and are sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended, and failing to maintain exemption from the Investment Company Act 1940, as amended.


FD  01357  11/97